[LOGO] UBS Warburg
                             $1,150MM WFMBS 2001-21
                           Whole Loan 30YR Fixed-Rate

GWAC                                   7.400% +/-5bps

Pass-Through                           6.750% coupon

WAM                                       357 +/- 2 months

California                              40.0% approx.               40% max

Avg Loan Balance                        $425K approx.             $435K max

WA LTV                                    73% approx.               79% max

Cash-Out Refi                           27.0% approx.               35% max

SFD                                       91% approx.               80% min

Full Doc                                  91% approx.               80% min

Prepayment Penalty                         0% approx.                1% max

Uninsured > 80% LTV                        1% approx.                2% max

Temporary Buydowns                         0% approx.                1% max

AAA Ratings                       2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level           3.50%

Pricing Speed                            275% PSA

Settlement Date                      09/28/01


                            All numbers approximate.
                   All tranches subject to 5% size variance.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                                 UBS Warburg LLC
                              $400MM WFMBS 2001-21
                           Whole Loan 30YR Fixed-Rate

GWAC                                   7.400% +/-5bps

Pass-Through                           6.750% coupon

WAM                                       357 +/- 2 months

California                              40.0% approx.               40% max

Avg Loan Balance                        $425K approx.

WA LTV                                    73% approx.               79% max

Cash-Out Refi                           27.0% approx.

SFD                                       91% approx.               80% min

Full Doc                                  91% approx.               80% min

Prepayment Penalty                         0% approx.                1% max

Uninsured > 80% LTV                        1% approx.                2% max

Temporary Buydowns                         0% approx.                1% max

AAA Ratings                       2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level           3.50%

Pricing Speed                            275% PSA

Settlement Date                      09/28/01


                            All numbers approximate.
                   All tranches subject to 5% size variance.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                               [LOGO] UBS Warburg
                             $1,150MM WFMBS 2001-21
                           Whole Loan 30YR Fixed-Rate

GWAC                                   7.400% +/-5bps

WAC DISTRIBUTION         % of theDeal      <<< these are not stips, but
       6.25      6.25         0.06         approximations
      6.375       6.5         0.25
      6.625      6.75         0.95
      6.875         7          9.5
      7.125      7.25        26.11
      7.375       7.5        37.87
      7.625      7.75        18.76
      7.875         8         4.75
      8.125      8.25         1.21
      8.375       8.5         0.46
        8.7      8.75         0.09

FICO DISTRIBUTION
          <       545         0.79         <<< these are not stips, but
        566       579         0.23         approximations
        580       597         0.91
        602       619         1.38
        620       639         3.41
        640       659          5.4
        660       679         7.93
        680       699         9.32
        700       719         10.7
        720       739        12.73
        740       759        17.52
        760       779        18.48
        780       799         9.83
        800       818         1.38

LTV Distribution
          <        50        10.65         <<< these are not stips, but
         50        55         3.68         approximations
         55        60         6.73
         60        65         9.51
         65        70        16.07
         70        75        12.22
         75        80        36.78
         81        85         0.83
         86        90         2.29
         91        95         1.23

Pass-Through                           6.750% coupon

Avg Loan Balance                        $425K approx.             $435K max

WA LTV                                    73% approx.               79% max


                            All numbers approximate.
                   All tranches subject to 5% size variance.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                               [LOGO] UBS Warburg
                             $1,150MM WFMBS 2001-21
                           Whole Loan 30YR Fixed-Rate

                                       7.400% +/-5bps

WAC DISTRIBUTION           % of theDeal      <<< these are not stips, but
       6.25        6.25         0.06         approximations
      6.375         6.5         0.25
      6.625        6.75         0.95         GWAC              7.400% +/-5bps
      6.875           7          9.5
      7.125        7.25        26.11
      7.375         7.5        37.87
      7.625        7.75        18.76
      7.875           8         4.75
      8.125        8.25         1.21
      8.375         8.5         0.46
        8.7        8.75         0.09

FICO DISTRIBUTION
          <         545         0.79         <<< these are not stips, but
        566         579         0.23         approximations
        580         597         0.91
        602         619         1.38
        620         639         3.41
        640         659          5.4
        660         679         7.93
        680         699         9.32
        700         719         10.7
        720         739        12.73
        740         759        17.52
        760         779        18.48
        780         799         9.83
        800         818         1.38

LTV Distribution
          <          50        10.65         <<< these are not stips, but
         50          55         3.68         approximations
         55          60         6.73
         60          65         9.51         WA LTV
         65          70        16.07               73% approx.            79%
         70          75        12.22
         75          80        36.78
         81          85         0.83
         86          90         2.29
         91          95         1.23

Loan Balance Distribution
          0     189,866         0.34         <<< these are not stips, but
    204,000     275,000         0.28         approximations
    275,774     300,000         4.52
    300,054     400,000        39.45         Avg Loan Balance
    400,403     600,000        36.25               $425K approx.        $435K
    601,131   1,000,000        19.01
  1,199,109   1,199,109         0.14


                            All numbers approximate.
                   All tranches subject to 5% size variance.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.